UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001780131

BBCMS Mortgage Trust 2019-C4

(Exact name of issuing entity)

Central Index Key Number of registrant:  0001541480

Barclays Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001549574

Barclays Capital Real Estate Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001755531

Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001685185

UBS AG
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001548405

Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001654834

Rialto Real Estate Fund III – Debt, LP
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001548567

CIBC Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001542256

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-226850-03	38-4123641 38-4123642 38-7221351
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 412-7519

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

Effective May 6, 2020 and pursuant to Section 7.01 of the pooling and servicing agreement, dated as of July 1, 2019, relating to the Morgan Stanley Capital I Trust 2019-H7 filed as Exhibit 4.7 to the Current Report on Form 8-K filed on August 28, 2019 (the “MSC 2019-H7 PSA”), out of which the 125 Borinquen Place Mortgage Loan and Visions Hotel Portfolio II Mortgage Loan (collectively representing approximately 3.6% of the initial principal balance of the mortgage pool) are being serviced, LNR Partners, LLC was removed as special servicer and Argentic Services Company LP (“ASC”), a Delaware limited partnership, was appointed as the successor special servicer. ASC maintains its principal special servicing office at 500 North Central Expressway, Suite 261, Plano, Texas 75074 and its telephone number is 469-609-2000.

Also effective May 6, 2020 and pursuant to Section 7.01 of the pooling and servicing agreement, dated as of August 1, 2019, relating to the Wells Fargo Commercial Mortgage Trust 2019-C52 and filed as Exhibit 4.4 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on August 28, 2019 (the “WFCM 2019-C52 PSA”), out of which the Mount Kemble Mortgage Loan and Renaissance Center VI Mortgage Loan (collectively representing approximately 2.8% of the initial principal balance of the mortgage pool) are being serviced, LNR Partners, LLC was removed as special servicer and ASC was appointed as the successor special servicer.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barclays Commercial Mortgage Securities LLC
(Depositor)
Date: May 6, 2020
	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer